Filed Pursuant to Rule 497(e)

Registration Statement Nos. 333-128699

333-151910

333-145064

TIAA-CREF Life Separate Account VLI-1

TIAA-CREF Life Separate Account VA-1

TIAA-CREF Life Insurance Company

PROSPECTUS SUPPLEMENT NUMBER 4

dated October 14, 2009 to the

Intelligent Life VUL Prospectus

dated May 1, 2009, as supplemented September 22, 2009 and October 8, 2009 and the

Intelligent Life Survivorship VUL Prospectus

dated May 1, 2009, as supplemented September 22 and October 8, 2009 and the

Intelligent Variable Annuity Prospectus

dated May 1, 2009, as supplemented September 22 and October 8, 2009

This supplement amends certain disclosure in the above-referenced prospectuses for the contracts with the same names. All other provisions of your contract remain as stated in your contract and prospectus, as previously amended. Please keep this supplement with your prospectus for future reference.

Delaware Investments® Family of Funds

Delaware VIP Small Cap Value Series-Standard Class

Delaware VIP International Value Equity Series-Standard Class

Delaware VIP Diversified Income Series-Standard Class

(each, a “Fund,” and together, the “Funds”)

On August 19, 2009, Lincoln National Corporation announced that one of its subsidiaries signed a stock purchase agreement to sell ownership of Delaware Management Holdings, Inc. and its subsidiaries (also known by the marketing name of Delaware Investments) including the Manager, to Macquarie Group, a global provider of banking, financial, advisory, investment and funds management services. On September 3, 2009, the Funds’ Boards of Trustees (the “Board”) met to consider: (1) a new investment management agreement between the Manager and the Funds; and (2) the submission of a proposal to the Funds’ shareholders to approve the new investment management agreement. The Board approved both of these proposals. Shareholders who own shares as of September 18, 2009 will receive a proxy statement that describes the proposal to approve the new investment management agreement in more detail.

For more information about these changes and about the portfolios generally, refer to the recent Supplement to the Delaware Investments fund prospectuses.

A12033 (10/09)